UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2023

Sunlight Financial Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39739	85-2599566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Tryon Street, Suite 1000, Charlotte, NC 28246
(Address of principal executive offices, including zip code)

(888) 315-0822
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A Common Stock, par value $0.0001 per share	SUNL	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SUNL.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with
any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On August 11, 2023, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Sunlight Financial Holdings Inc. (the “Company”), the Company’s stockholders voted on the following items: (1) the election of three members of the Company’s Board, (2) the ratification of the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 and (3) an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding Class A and Class C common stock at an exchange ratio of between 1-for-10 and 1-for-25, such ratio to be determined by our board of directors, at any time prior to December 31, 2023, the implementation and timing of which shall be subject to the discretion of our board of directors. Stockholders representing 106,764,529 shares of all classes of the Company’s common stock were present virtually at the meeting or represented by proxy, representing a majority of the issued and outstanding capital stock of the Company and thereby constituting a quorum.

Proposal 1. Each of the three nominees for election to the Board was duly elected to serve as a director for a term of three years, until the 2026 annual meeting of stockholders, or until his or her successor is duly elected and qualified in accordance with the by-laws of the Company. The final results of the voting were as follows:

Name	For	Withheld	Broker Non-Votes
Brad Bernstein	78,083,832	16,730,521	11,950,176
Emil W. Henry, Jr.	78,079,873	16,734,480	11,950,176
Jennifer D. Nordquist	67,790,481	27,023,872	11,950,176

Proposal 2. The proposal to ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
94,724,655	11,989,390	50,484	0

Proposal 3. The proposal to approve an amendment to our Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding Class A and Class C common stock at an exchange ratio of between 1-for-10 and 1-for-25 was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
93,323,054	13,375,550	65,925	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLIGHT FINANCIAL HOLDINGS INC.

By:	/s/ Matthew Potere
Matthew Potere
Chief Executive Officer
(Principal Executive Officer)
Date: August 17, 2023